UNITED STATE

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

      Pursuant to Section13 or 15(d) of the Securities Exchange Act of 1934

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         Date of Report (Date of earliest event reported): December 7, 2007

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                      Utilicraft Aerospace Industries, Inc.

             (Exact name of registrant as specified in its charter)

               Nevada                   333-128758               20-1990623
 (State or other jurisdiction of    (Commission File           (IRS Employer
           incorporation) Number) Identification No.)


                              7339 Paseo Del Volcan
                          Albuquerque, New Mexico         87121
               (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code: (866)843-1348

                                 Not applicable

          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule14d-2(b)under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule13e-4(c)under the Exchange Act (17 CFR 240.13e-4(c))


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


Item 1.02.  Termination a Material Definitive Agreement.

On December 6, 2007, the Board of Directors of Utilicraft Aerospace Industries, Inc. (the "Company") terminated a Master Financing Agreement with PacifiCorp Funding Partners Trust ("PacifiCorp") which was entered into on September 12, 2005 for a total funding of $80,000,000 over a two year period. PacifiCorp has not met the funding targets of $10,000,000 by September 12, 2006, $45,000,000 by March 12, 2007 and $25,000,000 by September 12, 2007 primarily because of an undisciplined shareholder base which has resulted in a decreasing share price since the Company began trading in December 2006 and has worked against PacifiCorp's warrant prices ($.50, $1.50 and $2.50) on the three levels of funding, thus PacifiCorp has not been able to attract the capital to exercise the warrants. Since March 2007, the Board of Directors has worked with PacifiCorp by extending the term of the Master Financing Agreement. The lack of performance by PacifiCorp has moved the Company to seek other options to fund the development of the Freight Feeder aircraft.

The Company will also exercise its rights in the PacifiCorp Master and Amended Financing Agreements to claw-back the shares previously issued to PacifiCorp by the Company, by John J. Dupont and by R. Darby Boland, less the shares due PacifiCorp for the funding that it did provide the Company as set forth in the following summary;

         Shares in PacifiCorp's name at time of termination          71,691,703
         Less Shares to remain in PacifiCorp's name for
          funding provided to the Company                            (3,052,960)
                                                                     -----------
         Shares to be clawed-back                                     68,638,743
                                                                     -----------
         Shares to be reissued to John J. Dupont from the
          clawed-back PacifiCorp shares previously contributed
          by Mr. Dupont to the PacifiCorp Funding Agreement          11,660,000
                                                                     -----------

         Shares to be reissued to R. Darby Boland from the
          clawed-back PacifiCorp shares previously contributed
          by Mr. Boland to the PacifiCorp Funding Agreement           7,755,740
                                                                      ----------

        Net Shares to be clawed-back and added the Company's
          Treasury                                                   49,223,003
                                                                     -----------


Any capitalized terms used herein not otherwise defined have the meanings attributed to them in the Master Financing Agreement. A copy of the PacifiCorp Master Financing Agreement was filed with the Securities and Exchange Commission as Exhibit 10.17 to the Company's Form SB-2 filed October 3, 2005 and a copy of the PacifiCorp Amended Master Financing Agreement file with the Securities and Exchange Commission as exhibit 10.18 to the Company's Form SB-2 amendment No. 3 filed June 19, 2006.


SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Utilicraft Aerospace Industries, Inc.

Date: December 7, 2007                  By:    /s/ John J. Dupont
                                                ----------------------------
                                                John J. Dupont
                                                President and CEO







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